SEMIANNUAL REPORT
June 30, 1997

Dear Shareholder(s),

Enclosed are the financial statements for the SCM Portfolio Fund for the period, January 1-June 30, 1997.

The Fund's total return for the six-month and one year periods and the average annual returns for three and five years and the life of the Fund (3/8/89) are listed below:

    Six Months      10.69%
    One Year        18.48
    Three Years     13.14
    Five Years       9.03
    Life of Fund     7.65

The Fund's returns for the periods listed were below that of the Standard & Poor's 500 Index for the periods, but the Fund was not fully invested in stocks as was the Index, and thus the Fund was less volatile during market downturns.

Most of the expenses of the Fund already have been paid for the year, such as annual audit and legal expenses associated with the annual report and filings with the Securities and Exchange Commission.

At the Annual Meeting held on March 8, the shareholders approved slight changes in the prospectus which will clarify the Fund's asset allocation investment strategy instead of a market-timing approach. The Board of Directors felt that it was impractical to suggest that the Fund would ever be 100% in any asset class or could ever avoid any negative return. Also, the Board of Directors, at its quarterly meeting on June 6, approved filing with the State of Alabama to sell securities in Alabama, effective July 1, 1997. Furthermore, the State of Florida approved legislation which allows mutual funds to sell shares without limitation or filings in the Sunshine
State.   Therefore, the Fund's selling boundaries have expanded.

Please study the Schedule of Investments and note the growth in all but two common stocks. Many stocks that we have held for years have huge gains.
We sold an old favorite, Coca Cola, recently, because its price earnings ratio was out of line, but we hope to buy it back when stocks pull back.

As usual, please call if you have questions or comments.

Sincerely,

Steve McCutcheon

July 30, 1997


                               SCM PORTFOLIO FUND INC
                         STATEMENT OF ASSETS AND LIABILITIES
                                      JUNE 30, 1997

                                      (UNAUDITED)

                                   ASSETS

ASSETS

  Cash equivalents                                                 386,517
  Interest Receivable                                                5,572
  Dividends Receivable                                                 329
  Fidelity Bond Reserve at Market Value                              3,153
  Securities at Market Values                                      689,679
                                                                __________
                                                                $1,085,250
                                                                ==========

                                 LIABILITIES

LIABILITIES
  Accounts Payable                                             $    2,530
  Securities Payable                                                    0

NET ASSETS (Equivalent to $12.94 per share                     $1,082,720
  based on 83,646.200 shares outstanding)                      __________


TOTAL LIABILITIES AND NET ASSETS                               $1,085,250
                                                               ==========

Net assets consist of:
  Capital Stock                                                $  850,545
  Unrealized depreciation on investments                          198,275
  Accumulated undistributed net investment income                   7,340
  Realized Gains on Securities Transactions                        26,560
                                                               __________
                                                               $1,082,720
                                                               ==========

See Notes to Financial Statements.


                               SCM PORTFOLIO FUND INC
                       SCHEDULE OF INVESTMENTS IN SECURITIES
                                    JUNE 30, 1997

                                     (UNAUDITED)



CASH EQUIVALENTS (35.92%)                                           $386,517
                                                                    ========
SECURITIES (64.08%)

GOVERNMENT SECURITIES (9.29%)

50    U.S. Treasury Notes, 6.375%, Due 1/15/1999                    $ 50,297

50    U.S. Treasury Notes, 6.25%, Due 1/31/02                         49,735
                                                                     ________

         Total Government Securities                                $100,032
                                                                     ________

COMMON STOCKS 53.288%

     Common Stock                                Investment Cost   Market Value
600  AGL Resources                                    11,217          12,375
400  Abbott Laboratories                               9,182          26,700
300  Air Touch Communica.                              7,358          8,250
100  Amgen, Inc.                                       5,710          5,813
200  AMP, Inc.                                         7,970          8,350
200  Automatic Data Proc.                              6,573          9,400
200  Bell Atlantic                                    10,103         15,175
100  Cisco Systems                                     4,960          6,713
1500 Flowers Industries                               12,343         25,312
700  GTE Corporation                                  21,611         30,713
200  General Electric                                  8,273         13,000
300  Genuine Parts                                     7,970         10,163
650  H. J. Heinz                                      17,064         29,981
300  Hewlett Packard                                  12,595         16,800
500  Home Depot                                       22,758         34,500
100  Intel                                             5,735         14,181
200  Johnson & Johnson                                10,354         12,875
400  Merck                                            16,417         40,925
100  Minn. Min. & Man. (3M)                            5,497         10,225
200  Motorola                                         11,020         15,225
100  Norfolk Southern                                  6,035         10,075
200  Office Depot                                      5,637          3,888
150  Oracle                                            5,792          7,556
600  PPG Industries                                   25,426         34,875
300  Pall Corporation                                  4,723          6,975


200  Readers Digest                                    7,769           5,750
600  Rubbermaid                                       16,610          17,850
800  Sigma-Aldrich                                    17,765          28,050
200  Southern Company                                  4,235           4,375
1125 Synovus Financial                                 8,543          31,008
400  Sysco Corporation                                13,682          14,600
300  TECO Energy                                       6,041           7,669
200  Torchmark                                         8,924          14,250
200  USX-US Steel                                      5,970           7,000
400  Wal-Mart                                         11,570          13,525
400  Waste Management                                 10,471          12,850
200  World-Com                                         4,635           6,400

     Total Common Stocks                            $378,538         $573,372
                                                    --------         --------

PREFERRED STOCK 1.51%

600  General Motors Pf Ser B 9.125%                                    16,275
                                                                       ------
           Total Preferred Stocks                                   $  16,275
                                                                       ______

TOTAL SECURITIES                                                    $ 689,679
                                                                      =======
TOTAL CASH AND SECURITIES                                          $1,076,196
                                                                    =========

See Notes to Financial Statements


                               SCM PORTFOLIO FUND INC
                               STATEMENT OF OPERATIONS
                                    JUNE 30, 1997

                                     (UNAUDITED)

INCOME

    Interest                                                         $ 12,399
    Dividends                                                           5,150
                                                                     ________
    Total Income                                                       17,549
                                                                     ________

EXPENSES
    Administrative Fee                                                  1,256
    Custodial Fee                                                       1,538
    Registrations and Reports                                             465
    Audit and Accounting Fee                                            4,000
    Taxes                                                                 511
    Miscellaneous                                                         518
    Legal Expense                                                       2,242
                                                                     ________
    Total Expense                                                      10,530
                                                                     ________

NET INVESTMENT INCOME                                                   7,019
                                                                     ________


REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES

  Net Realized Gain (Loss) from Securities
    Transactions                                                       26,560
  Net Increase (Decrease) in Unrealized Appreciation                   70,132
                                                                     ________

  Net Realized and Unrealized Gain (Loss)
    on Securities                                                      96,692
                                                                     ________

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                         $103,711
                                                                     ========

See Notes to Financial Statements



                               SCM PORTFOLIO FUND INC
                         STATEMENT OF CHANGES IN NET ASSETS
                                   JUNE 30, 1997

                                    (UNAUDITED)

                                                        Six Mo.      Year
                                                        Ended        Ended
                                                        6/30/97      12/31/96
                                                        ________     ________
OPERATIONS
  Net Investment Income                                  $  7,109    $ 21,580
  Realized Gain (Loss) on Investments                      26,560      21,445
  Change in Unrealized Gain (Loss) on
    Investments                                            70,132      58,081
                                                          -------     -------

       Increase (Decrease) in Net Assets
          Resulting from Operations                       103,711     101,106
                                                          _______     _______

CAPITAL SHARE TRANSACTIONS
  Proceeds from Issuance of Shares                         30,250       3,000
  Reinvestment of Dividends                                ------      21,545
  Reinvestment of Gain Distribution                        ------      21,445
  Cost of Shares Redeemed                                  (6,843)    (71,452)
                                                          ________     ________

        Increase (Decrease) in Net Assets from
        Capital Share Transactions                         23,407     (25,462)
                                                          ________     ________

DIVIDEND PAID
  From Net Investment Income                               ------     (21,545)
  From realized capital gains                              ------     (21,445)

                                                         ________     ________

      Decrease in Net Assets from
         Dividends Paid                                    ------     (42,990)
                                                         ________     ________

      TOTAL INCREASE(DECREASE) IN NET ASSETS              127,118      32,654

          Balance at beginning of period                  955,602     922,948
                                                          _______     _______
          Balance at end of period                     $1,082,720    $955,602
                                                        =========     =======

See Notes to Financial Statements


                               SCM PORTFOLIO FUND INC
                             NOTES TO FINANCIAL STATEMENTS
                                     JUNE 30, 1997

NOTE 1 -  SIGNIFICANT ACCOUNTING POLICIES

The SCM Portfolio Fund, Inc. (the Fund) is a diversified open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Investments in securities are stated at market values based on the latest quoted market prices.

B.  Federal Income Taxes

No provision for federal income taxes is considered necessary since the Fund intends to distribute all of its taxable net income during the tax year, including any realized net gains on investments and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost method of determining the cost of investments for purposes of computing gains or losses from securities transactions is used for tax purposes.

C. Other

As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

NOTE 2. INVESTMENT MANAGEMENT FEES

Pursuant to the Investment Advisory contract dated January 15, 1997, the investment adviser receives a monthly fee equal to one-twelfth of seventy-four one hundredths (.74) per cent of the daily average net assets of the Fund during the month. Furthermore, the Contract provides that should the management fee and other expenses exceed two (2) per cent at the end of the fiscal year based on the Fund's average monthly assets, the adviser would refund the sum necessary to reduce the total cost to the Fund to not more than (2) per cent of the average monthly assets during the fiscal year. During the period ending June 30, 1997, the adviser waived the fee during January-June in order to control Fund expenses.

NOTE 3.  ADMINISTRATIVE SERVICES CONTRACT

Pursuant to the Administrative Services Contract dated January 15, 1997, between the Fund and SCM Associates, Inc. (Administrator), the administrator receives a monthly fee equal to one-twelfth of twenty-five one hundredths of one per cent per month (the equivalent of .25 of one per cent per annum) of the daily net assets of the Fund during the month.

NOTE 4.  CUSTODIAN, TRANSFER AGENT, AND FUND ACCOUNTING

Fidelity National Bank, Trust Department, Atlanta, Georgia serves as cust-odian, holding all cash and securities. The custodial fee is $15 per trans-action in securities and .20 of 1% for the first $2,000,000 of assets with a $400 minimum fee annually. The Fund serves as its own transfer agent, and SCM Associates, Inc. under the Administrative Services Contract provides daily pricing and fund accounting. McMullan and Company, Atlanta, Georgia, serves as independent accountant and auditor.

NOTE 5.  PURCHASE AND SALES OF SECURITIES

For the six-month period ending June 30, 1997, purchases and sales of securi-ties other than United States government obligations and cash equivalents aggregated $109,660 (purchases) and $64,525 (sales). During the period, $146,028 in United States Treasury Bills of six months maturities were pur-chased, and one U.S. Treasury Note (1/31/2002) was purchased for $49,892. There were no U. S. government obligations redeemed. On June 30, 1997, the cost basis of securities was $493,410, and cash equivalent cost basis was an additional $386,517.

NOTE 6.  CAPITAL STOCK

Transactions in capital stock for the six months ending June 30, 1997, were as follows:


                                Shares              Amount

     Shares Sold                2,466.032           $30,250
                                ---------           -------

     Shares Acquired             (563.648)           (6,843)
                                ---------           -------

     Net Increase               1,902.384           $23,407
                                =========           =======


                                    FINANCIAL HIGHLIGHTS

The following information provides a per share summary of investment income and capital gains earned by the Fund and the distributions made by the Fund in the form or dividends and capital gains to shareholders. The summary also provides a beginning and ending net asset value (NAV) per share for each year and the total return for each year, allowing the shareholder to trace the value of the Fund over the years since the Fund's registration.
Data for 1989-96 has been audited by McMullan and Company, Atlanta, Georgia, but data for the six months ending June 30, 1997, is unaudited.





                                       Year Ended December 31

                                    ________________________________________
                      6/30/1997 1996  1995  1994  1993  1992  1991  1990  1989
Net Asset Value
  Beginning of Period $ 11.69   10.97  9.95 10.41 10.26 10.49  9.98  9.96 10.00
                        _____   _____  ____ _____ _____ _____ _____ _____ _____

Income From Invest-
 ment Operations

Net Investment Income     .09     .28   .32   .31   .31   .31   .44   .59   .75

Net Gain(Loss) on
 Securities (realized
 and unrealized)         1.16     .98  1.08   (.39) .35  (.08)  .52  (.13)(.06)

                         ____    ____ _____   _____ ____ _____ ____  _____ ____

Total from Investment
 Operations               1.24   1.26  1.40   (.08) .66   .23   .96   .46  .69
                          ____   ____  ____    ____ ____ _____ ____  _____ ____

Less Distributions

Dividends (from Net
 Investment Income)        ----   (.27)(.34)  (.29) (.29)(.30) (.44) (.44)(.73)

Distributions (from
 Capital Gains)            ----   (.27)(.04)  (.09) (.22)(.16) (.01)  ---   ---
                                  _____ ____  ____  ____  ____  ____  ___   ___

Total Distributions        ----   (.54)(.38)  (.38) (.51)(.46) (.45) (.44) (.73)

                           ____    ____ ____  ____  ____  ____ ____  ____  ____

Net Asset Value
 End of Period          $ 12.94   11.69 10.97 9.95 10.41 10.26 10.49  9.98 9.96
                          =====   ===== ===== ==== ===== ===== =====  ==== ====

Total Return              10.69%* 11.53 14.19 (.76) 6.57  2.25  9.78  4.57 6.90

*Not Annualized


                                Ratio/Supplemental Data
                    (All numbers are percentages, except Net Assets)


Net Assets, End
  of Period

6/30/1997                 1,082,720
     1996                   955,602
     1995                   922,948
     1994                   812,629
     1993                   731,106
     1992                   655,028
     1991                   706,098
     1990                   693,383
     1989                   358,406

                    6/30/1997  1996  1995  1994  1993  1992  1991  1990  1989

Ratio of Expenses
to Avg. Net Assets     1.04*   1.68  1.47  1.59  1.58  1.83  1.39  1.70  1.40

Ratio of Net Income to
Average Net Assets      .69*   4.01  4.52  4.59  4.36  2.91  4.22  5.75  7.20

Portfolio Turnover
Rate                  10.22*  11.43 14.84 27.17 21.00 28.00 35.00 45.00  0.00


Average Commission
Rate Paid              .3948  .6100

* Not Annualized
